===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                       CROWN CASTLE INTERNATIONAL CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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


[CROWN CASTLE LOGO]

April 24, 2000

Dear Stockholder:

It is my pleasure to invite you to attend Crown Castle International Corp.'s 2000 Annual Meeting of Stockholders. The meeting will be held on Wednesday, May 24, 2000 at 9:00 a.m. local time in the Evergreen II Room of The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the meeting.

During the meeting, I will report to you on the Company's continued earnings growth and other achievements during 1999 and our goals for 2000. We welcome this opportunity to have a dialogue with our stockholders and look forward to your comments and questions.

If you are a stockholder of record who plans to attend the meeting, please mark the appropriate box on your proxy card. If your shares are held by a bank, broker or other intermediary and you plan to attend, please send written notification to the Company's Secretary, 510 Bering Drive, Suite 500, Houston, Texas 77057, and enclose evidence of your ownership (such as a letter from the bank, broker or intermediary confirming your ownership or a bank or brokerage firm account statement). The names of all those indicating they plan to attend will be placed on an admission list held at the registration desk at the entrance to the meeting.

It is important that your shares be represented at the meeting, regardless of the number you may hold. Whether or not you plan to attend, please sign, date and return your proxy card as soon as possible. This will not prevent you from voting your shares in person if you are present.

I look forward to seeing you on May 24, 2000.

Kind Regards,

/s/ Ted B. Miller
Ted B. Miller, Jr.
Chairman and
Chief Executive Officer

                              [CROWN CASTLE LOGO]

                    NOTICE OF ANNUAL MEETING of STOCKHOLDERS
                            Wednesday, May 24, 2000
                                   9:00 a.m.

                              The Houstonian Hotel
                            111 North Post Oak Lane
                               Evergreen II Room
                              Houston, Texas 77024

                                                                  April 24, 2000

Dear Stockholder:

You are invited to the Annual Meeting of Stockholders of Crown Castle International Corp. We will hold the meeting at the time and place noted above. At the meeting, we will ask you to:

  . elect our three class II directors: David L. Ivy, William D. Strittmatter and John P. Kelly, each for a term of three years

  . ratify the appointment of KPMG LLP as our independent auditors for 2000

  . vote on any other business properly before the meeting

Stockholders of record at the close of business on March 27, 2000, will be entitled to vote at the meeting or any adjournment of the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR BOTH PROPOSALS.

Your vote is important. To be sure your vote counts and to assure a quorum, please vote, sign, date and return the proxy card whether or not you plan to attend the meeting.

                                          By Order of the Board of Directors,

                                          /s/ Kathy Glass Broussard
                                          -----------------------------------
                                          Kathy Glass Broussard
                                          Vice President and Corporate
                                          Secretary

                               Table of Contents

                                                                           Page
                                                                           ----
 I.    Information About Voting..........................................    3

 II.   Proposals To Be Voted On..........................................    5
       The Election of Directors.........................................    5
       Ratification of Appointment of Independent Auditors...............    5

 III.  Board of Directors................................................    6
       Nominees for Director.............................................    6
       Directors Continuing in Office....................................    8

 IV.   Information About the Board of Directors..........................   13
       Meetings..........................................................   13
       Committees........................................................   13
       Board Compensation and Relationships..............................   15

 V.    Executive Officers of the Company.................................   16

 VI.   Stockholders Agreement............................................   19

 VII.  Security Ownership of CCIC........................................   21
       Management Ownership..............................................   21
       Other Security Ownership..........................................   24

 VIII. Executive Compensation............................................   26
       Summary Compensation Table........................................   26
       Option Grants in 1999.............................................   27
       Aggregated Option Exercises in 1999 and Year-End Option Values....   28
       Termination and Change of Control Arrangements....................   29
       Report of the Compensation Committee on Executive Compensation....   30
       Stockholder Return Performance Presentation.......................   32

 IX.   Other Matters.....................................................   33
       Section 16(a) Beneficial Ownership Reporting Compliance...........   33
       Stockholders Proposals for 2001 Annual Meeting....................   34
       Expenses Relating to this Proxy Solicitation......................   34

I. Information About Voting

Solicitation of Proxies. The Board of Directors ("Board") of Crown Castle International Corp. ("CCIC") is soliciting proxies for use at the 2000 Annual Meeting of CCIC and any adjournments of that meeting. CCIC first sent this proxy statement, the accompanying form of proxy and the CCIC Annual Report for 1999 to its stockholders on April 24, 2000.

Agenda Items. The agenda for the Annual Meeting is to:

  1. Elect three (3) class II directors for a term of three years;

  2. Ratify the appointment of KPMG LLP as our independent auditors for 2000;

  3. Conduct other business properly before the meeting.

Who can Vote. You can vote at the Annual Meeting if you are a holder of CCIC's common stock, par value of $0.01 per share ("Common Stock"), or CCIC's Class A common stock, par value of $.01 per share ("Class A Common Stock"), on the record date. The record date is the close of business on March 27, 2000. You will have one (1) vote for each share of Common Stock and Class A Common Stock, except the holders of Class A Common Stock do not vote on the class II directors. As of March 27, 2000, there were 148,813,170 shares of Common Stock and 11,340,000 shares of Class A Common Stock outstanding. All of such outstanding shares are entitled to vote, other than the 15,597,783 shares of Common Stock held by Crown Atlantic Holding Company LLC, the limited liability company for our joint venture with Bell Atlantic Mobile, which are not entitled to vote or be counted for quorum purposes while held by such venture. In addition, the outstanding shares of our 8 1/4% Cumulative Convertible Redeemable Preferred Stock (the "8 1/4% Convertible Preferred Stock") vote on an as converted basis with the other shares entitled to vote as a single class (as of the record date such shares of Preferred Stock were convertible into an aggregate of 7,441,860 shares of Common Stock).

How to Vote. You may vote in two (2) ways:

  . You can come to the Annual Meeting and cast your vote there.

  . You can vote by signing and returning the enclosed proxy card. If you do, the individuals named on the card will vote your shares in the manner you indicate.

Use of Proxies. Unless you tell us on the proxy card to vote differently, we plan to vote all signed and returned proxies FOR the Board nominees for class II directors and FOR Agenda item 2. We do not now know of any other matters to come before the Annual Meeting. If they do, proxy holders will vote the proxies in their best judgment.

Revoking a Proxy. You may revoke your proxy at any time before it is exercised. You can revoke a proxy by:

  .  Sending a written notice to the Secretary of CCIC;

  .  Delivering a properly executed, later-dated proxy; or

  .  Attending the Annual Meeting and voting in person.

The Quorum Requirement. We need a quorum of stockholders to hold a valid Annual Meeting. A quorum will exist as to the election of class II directors if the holders of at least a majority of the outstanding Common Stock (including votes attributtable to the 8 1/4% Convertible Preferred Stock) entitled to vote either attend the Annual Meeting in person or are represented by proxy. A quorum will exist as to other matters if the holders of at least a majority of the outstanding Common Stock (including votes attributtable to the 8 1/4% Convertible Preferred Stock) and Class A Common Stock entitled to vote either attend the Annual Meeting in person or are represented by proxy. Abstentions and broker non-votes are counted as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so.

Vote Required for Action. Directors are elected by a plurality vote of shares of Common Stock (including votes attributtable to the 8 1/4% Convertible Preferred Stock) present in person or by proxy at the meeting. Ratification of KPMG LLP as CCIC's independent auditors for 2000 requires the affirmative vote of a majority of the shares of Common Stock (including votes attributtable to the 8 1/4% Convertible Preferred Stock) and Class A Common Stock present in person or by proxy at the meeting. Generally, other actions require the affirmative vote of the majority of shares of Common Stock (including votes attributtable to the 8 1/4% Convertible Preferred Stock) and Class A Common Stock present in person or by proxy at the meeting. Abstentions and broker non-votes have the effect of a no vote on matters other than director elections.

Stockholders Agreement. On August 21, 1998, we entered into the Stockholders Agreement (the "Stockholders Agreement") with certain of our stockholders to provide for certain rights and obligations of us and such stockholders, including rights and obligations relating to the election of directors. The Stockholders Agreement, as it relates to the election of directors, is discussed in Section VI of this proxy statement.

II. Proposals To Be Voted On

1. The Election of Directors

CCIC has three classes of directors of as nearly equal size as possible plus the Class A Common Stock directors. The term for each class is three years. Class terms expire on a rolling basis, so that one class of directors is elected each year. The term for class II directors expires at the 2000 Annual Meeting.

The nominees for class II directors this year are: David L. Ivy, William D. Strittmatter and John P. Kelly. Mr. Ivy is the nominee of the CEO, and Mr. Strittmatter is the nominee of GE Capital pursuant to the terms of CCIC's 8 1/4% Cumulative Convertible Redeemable Preferred Stock.

The Board expects that each of the nominees for class II directors will be able and willing to serve as directors. If any nominee is not available, the proxies may be voted for another person nominated by the current Board to fill the vacancy, or the size of the Board may be reduced. Information about the nominees, the continuing directors and the Board is contained in the next section of this proxy statement.

The Board recommends a vote FOR the election of David L. Ivy, William D. Strittmatter and John P. Kelly as class II directors.

2. Ratification of Appointment of Independent Auditors

The Audit Committee of the Board has recommended that KPMG LLP continue to serve as CCIC's independent auditors for 2000. KPMG LLP has served as CCIC's independent auditors since 1995.

We expect a representative of KPMG LLP to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions.

The Board recommends a vote FOR ratification of the appointment of KPMG LLP as independent auditors for the year 2000.

III. Board of Directors

Nominees for Director
Class II--For a Term Expiring in 2003

--------------------------------------------------------------------------------

                  David L. Ivy
                  Principal Occupation: Vice Chairman--Global Mergers and Acquisitions
                  Age: 53
                  Director Since: 1997
[PHOTO OF DAVID
 L. IVY]
                  David L. Ivy was elected Vice Chairman--Global Mergers and Acquisitions of CCIC effective March 31, 2000. He was the President of CCIC from August 1997 to March 30, 2000, and was elected as a director of CCIC in June 1997. From October 1996 to August 1997, he served as Executive Vice President and Chief Financial Officer of CCIC. Since 1995, he has been the
President of DLI, Inc., a real estate consulting company. From 1993 to 1995, Mr. Ivy was a senior executive with, and later the President and Chief Operating Officer of J. E. Robert Companies, where he managed a joint venture with Goldman, Sachs & Co. that was established to acquire distressed assets from financial institutions. From 1987 to 1993, Mr. Ivy served as Chairman of the Board of Directors of Interstate Realty Corporation. Pursuant to the Stockholders Agreement, Mr. Ivy is the nominee of the Chief Executive Officer of CCIC for election as a director of CCIC.

--------------------------------------------------------------------------------

                  William D. Strittmatter
                  Principal Occupation: Vice President of GE Capital and Managing Director--Telecommunications for the Structured Finance Group of GE Capital
                  Age: 43
[PHOTO OF WILLIAM Director Since: 1999
 D. STRITTMATTER]
                  William D. Strittmatter has been a director of CCIC since November 1999. He is the Vice President of GE Capital and Managing Director--Telecommunications for the Structured Finance Group of GE Capital ("SFG"). Prior to his appointment as Managing Director--Telecommunications for SFG, Mr. Strittmatter was Managing Director and head of SFG's Commercial and Industrial financing business. Before that position, he was SFG's Chief Credit Officer. In that capacity, he was responsible for the worldwide credit and risk management functions of SFG's project and structured financing activities in the energy, infrastructure and industrial sectors. In addition, Mr. Strittmatter was responsible for managing SFG's investment portfolio of approximately $11 billion. Mr. Strittmatter joined GE Capital in 1982 holding various positions in finance, operations and marketing. From 1978 to 1980, Mr. Strittmatter was a CPA with the Rochester, NY office of the accounting firm Main Hurdman. Mr. Strittmatter is the nominee of GE Capital for election as a director of CCIC pursuant to the terms of CCIC's 8 1/4% Cumulative Convertible Redeemable Preferred Stock.

--------------------------------------------------------------------------------

                  John P. Kelly
                  Principal Occupation: President and Chief Operating Officer
                  Age: 42
                  Director Since: Nominee
[PHOTO OF JOHN P.
 KELLY]
                  John P. Kelly was appointed President and Chief Operating Officer of CCIC on March 31, 2000. Prior to that, he was the President of Crown Communication Inc. from December 1998. From January 1990 to July 1998, Mr. Kelly was the President and Chief Operating Officer of Atlantic Cellular Company L.P. From December 1995 to July 1998, Mr. Kelly was also President and Chief Operating Officer of Hawaiian Wireless, Inc., an affiliate of Atlantic Cellular. Mr. Kelly has served on the board of directors of the Cellular Association of California as well as the Vermont Telecommunications Application Center.

Directors Continuing in Office
Class III--Term Expiring in 2001

--------------------------------------------------------------------------------

                  Randall A. Hack
                  Principal Occupation: Senior Managing Member, Nassau Capital
                  Age: 52
                  Director Since: 1997
[PHOTO OF RANDALL
 A. HACK]
                  Randall A. Hack was elected as a director of the Company in February 1997. Since January 1995, Mr. Hack has been a senior managing member of Nassau Capital L.L.C., an investment management firm which he founded in 1995. From 1990 to 1994, he was the President and Chief Executive Officer of Princeton University Investment Company, which manages Princeton
University's $7 billion endowment. Mr. Hack also serves on the Board of Directors of several private companies. Pursuant to the Stockholders Agreement, Mr. Hack is the nominee of Nassau Capital Partners II L.P., NAS Partners L.L.C., their affiliates and their respective partners (collectively, the "Nassau Group") for election as a director of CCIC.

--------------------------------------------------------------------------------

                  Ted B. Miller, Jr.
                  Principal Occupation: Chairman and Chief Executive Officer of CCIC
                  Age: 48
                  Director Since: 1995
[PHOTO OF TED B.
 MILLER]
                  Ted B. Miller, Jr. has been the Chief Executive Officer since November 1996, Chairman of the Board since May 1999, Vice Chairman of the Board from August 1997 to May 1999 and a director of CCIC since 1995. Mr. Miller co-founded CCIC in 1994. He was the President of CCIC from November 1996 to August 1997. Mr. Miller has been the Managing Director and
Chief Executive Officer of Crown Castle UK Holdings Limited (formerly known as Castle Transmission Services (Holdings) Ltd) ("CCUK"), a subsidiary of CCIC, since February 1997 and has served as Chairman of the Board of Directors of CCUK since August 1998. Prior to founding CCIC, Mr. Miller was involved in the commercial real estate business for 20 years. Pursuant to the Stockholders Agreement, Mr. Miller is the nominee of himself and his permitted transferees (collectively, the "Miller Group") for election as a director of CCIC.

--------------------------------------------------------------------------------

                  Edward C. Hutcheson, Jr.
                  Principal Occupation: Principal, PGG Capital
                  Age: 54
                  Director Since: 1995
[PHOTO OF EDWARD C.
 HUTCHESON, JR.]
                  Edward C. Hutcheson, Jr. has served as a director of CCIC from January 1995 until February 1999 and from July 1999 until the present. Mr. Hutcheson co-founded CCIC in 1994 and served as Chief Executive Officer from its inception to March 1997. Since 1997, he has served in several capacities with Pinnacle Global Group, Inc., a publicly owned financial services company, and its predecessor private companies. His positions have included Chief Operating Officer of the holding company and Principal of HWG Capital. His is currently a Principal of PGG Capital, the merchant banking arm of Pinnacle and is a director of two subsidiaries: Pinnacle Management & Trust Co. and Sanders Morris Harris. During 1994, he was involved in private investment activities leading to the creation of the predecessor to CCIC. From 1987 through 1993, he served in senior management roles with Baroid Corporation, a publicly owned petroleum services company. His positions included President, Chief Operating Officer and a director of the holding company from 1990 through 1993. Mr. Hutcheson also serves on the board of directors of Trico Marine Services and Titanium Metals Corporation ("Timet").

--------------------------------------------------------------------------------

                  J. Landis Martin
                  Principal Occupation: President and CEO, NL Industries,
                  Inc.; Chairman and CEO, Titanium Metals Corporation
                  Age: 54
                  Director Since: 1995
[PHOTO OF J.
 LANDIS MARTIN]
                  J. Landis Martin has been a director of CCIC from 1995 through November 1998 and November 1999 to the present. Mr. Martin has been Chairman and CEO of Titanium Metals Corporation ("Timet") (an integrated producer of titanium metals) since January 1995. Mr. Martin has served as
President and Chief Executive Officer of NL Industries, Inc. ("NL"), a manufacturer and marketer of titanium dioxide chemicals, since 1987 and as a director since 1986. Mr. Martin has served as Chairman of Tremont Corporation ("Tremont"), a holding company which primarily owns stock in Timet and NL, since 1990 and as Chief Executive Officer and a director of Tremont since 1988. From 1990 until its acquisition by Dresser Industries, Inc. ("Dresser") in 1994, Mr. Martin served as Chairman of the Board and Chief Executive Officer of Baroid Corporation. In addition to Tremont and NL, Mr. Martin is a director of Halliburton Company which is engaged in the petroleum services, hydrocarbon processing and engineering industries, and Apartment Investment Management Corporation, a real estate investment trust.

Directors Continuing in Office
Class I--Term Expiring in 2002

--------------------------------------------------------------------------------

                  Carl Ferenbach
                  Principal Occupation: Managing Director, Berkshire Partners
                  LLC
                  Age: 57
                  Director Since: 1995
[PHOTO OF CARL
 FERENBACH]
                  Carl Ferenbach was the Chairman of the Board from April 1997 to May 1999. Since its founding in 1986, Mr. Ferenbach has been a Managing Director of Berkshire Partners LLC, a private equity investment firm that manages five investment funds with approximately $1.6 billion of capital. Mr. Ferenbach has also served as: a Managing Director of Berkshire Investors
LLC ("Berkshire Investors") since its formation in 1996; a Managing Director of Third Berkshire Managers LLC ("Third Berkshire Managers"), the general partner of Third Berkshire Associates Limited Partnership ("Third Berkshire Associates"), the general partner of Berkshire Fund III, A Limited Partnership ("Berkshire Fund III"), since its formation in 1997 (and was previously an individual general partner of Berkshire Fund III since its formation in 1992); a Managing Director of Fourth Berkshire Associates LLC ("Fourth Berkshire Associates"), the general partner of Berkshire Fund IV, Limited Partnership ("Berkshire Fund IV") since formation in 1996; and a Managing Director of Fifth Berkshire Associates LLC ("Fifth Berkshire Associates") the general partner of Berkshire Fund V, Limited Partnership ("Berkshire Fund V") (Berkshire Fund V, collectively with Berkshire Fund III, Berkshire Fund IV and Berkshire Investors, the "Berkshire Group") since formation in 1998. In addition, Mr. Ferenbach currently serves on the Board of Directors of Wisconsin Central Transportation Corporation, Tranz Rail Limited, Australian Transport Network Limited and is the Deputy Chairman of English, Welsh & Scottish Railway Limited. Pursuant to the Stockholders Agreement, Mr. Ferenbach is the nominee of Berkshire Group for election as a director of CCIC.

--------------------------------------------------------------------------------

                  Jeffrey H. Schutz
                  Principal Occupation: General Partner, The Centennial Funds
                  Age: 48
                  Director Since: 1995
[PHOTO OF JEFFERY
 H. SCHUTZ]
                  Jeffrey H. Schutz was elected as a director of CCIC in 1995. Mr. Schutz is a general partner of Centennial Funds IV, V, and VI ("Funds IV, V, and VI"), each a venture capital investment fund and, collectively known as Centennial Ventures, a venture capital firm based in Denver, Colorado that focuses on electronic communications companies. Mr.
Schutz is a director of Evolution Networks, Inc., Cypress Communications, Inc. and Enhance Media, Inc. Pursuant to the Stockholders Agreement, Mr. Schutz is the nominee of Funds IV, V, and VI and their affiliates and partners (the "Centennial Group") for election as a director of CCIC.

--------------------------------------------------------------------------------

                  Robert F. McKenzie
                  Principal Occupation: Entrepreneur
                  Age: 56
                  Director Since: 1996
[PHOTO OF ROBERT
 F. MCKENZIE]
                  Robert F. McKenzie was elected as a director of CCIC in 1995. From 1990 to 1994, Mr. McKenzie was the Chief Operating Officer and a director of OneComm, Inc., a mobile communications provider that he helped found in 1990. From 1980 to 1990, he held general management positions with Northern Telecom, Inc. and was responsible for the marketing and support of its Meridian Telephone Systems and Distributed Communications networks to businesses throughout the Western United States. Mr. McKenzie also serves on the Board of Directors of Cordiera Communications Corporation and Co Space.

Directors Continuing in Office
Class A Common Stock

--------------------------------------------------------------------------------

                  Michel Azibert
                  Principal Occupation: Chief Executive Officer, TeleDiffusion de France International S.A. ("TdF")
                  Age: 44
                  Director Since: 1998
[PHOTO OF MICHEL
 AZIBERT]
                  Michel Azibert has been a director of CCIC since August 1998. Mr. Azibert has been International Director of TeleDiffusion de France International SA ("TdF International") since 1989 and Chief Executive Officer of TdF International since 1994. Mr. Azibert took an active role in the preparation of the
Media Law enacted in France in 1986. Mr. Azibert is nominated as one of the two directors to be elected by the holders of the Class A Common Stock (the "TdF Group").

--------------------------------------------------------------------------------

                  Bruno Chetaille
                  Principal Occupation: Chairman and Chief Executive Officer, TeleDiffusion de France S.A.
                  Age: 44
                  Director Since: 1998
[PHOTO OF BRUNO
 CHETAILLE]
                  Bruno Chetaille has been a director of CCIC since August 1998. Mr. Chetaille has been Chairman and Chief Executive Officer of TeleDiffusion de France S.A. since 1992. Prior to 1992, Mr. Chetaille was a technical advisor to the President of the French Republic for four years. Mr. Chetaille is nominated as one of the two directors to be elected by the holders of the Class A Common Stock.

IV. Information About the Board of Directors

Meetings

During 1999, the Board held 7 regular meetings and 13 special meetings. All incumbent directors attended at least seventy-five percent (75%) of the total number of meetings of the Board and all committees on which they served with the exception of Bruno Chetaille who attended 60% of the total number of meetings of the Board.

Committees

The Board has four (4) standing committees: a Finance and Audit Committee, a Compensation Committee, an Executive Committee and a Nominating and Corporate Governance Committee. At least one Class A Common Stock director (a TdF Group Director) will be on the Executive Committee and the Nominating and Corporate Governance Committee so long as TdF is qualified (holds 5% or more of the CCIC Common Stock determined on a converted basis for stock of Crown Castle UK Holdings Limited, formerly known as Castle Transmission Services (Holdings)
Ltd). Mr. Azibert is currently the TdF Group director on such committees. Pursuant to the Stockholders Agreement, the Chief Executive Officer of CCIC is on the Nominating and Corporate Governance Committee.

 .Finance and Audit Committee

Duties:

 . Review with Company management and the independent auditors:

   . the effectiveness and adequacy of CCIC's financial organization and internal control

   . the effectiveness and scope of the activities of the independent auditors and the internal auditors

   . significant changes in accounting policies

   . federal income tax issues and related reserves

   . potential significant litigation

 . Recommend to the Board of Directors the selection of independent auditors

Members: Mr. Hack (Chair), Mr. Hutcheson and Mr. McKenzie--all outside directors

Number of Meetings in 1999: 2

 . Compensation Committee

Duties:

   . review and approve compensation policies and practices for top executives

   . establish total compensation for the Chief Executive Officer and President

   .  review and approve major changes in CCIC's employee benefit plans

   .  review and approve director compensation policies

Members: Mr. Martin (Chair), Mr. Ferenbach and Mr. McKenzie--all outside directors

Number of Meetings in 1999: 4

 . Executive Committee

Duties:

Acts in place of the Board in emergencies or in cases where immediate and necessary action is required and the full Board cannot be readily assembled.

Members: Mr. Ferenbach (Chair), Mr. Miller, Mr. Schutz, Mr. Hack and Mr. Azibert--all outside directors except Mr. Miller.

Number of Meetings in 1999: 2

 . Nominating and Corporate Governance Committee

Duties:

   .  review and recommend candidates for director

   .  recommend Board meeting formats and processes

   .  oversee corporate governance

If a stockholder wishes to recommend a nominee for director, the recommendation should be sent in a timely manner to the Corporate Secretary at the address appearing on the notice of Annual Meeting (see Section IX--Stockholder Proposals for 2001 Annual Meeting.) All recommendations should be accompanied by a complete statement of such person's qualifications and an indication of the person's willingness to serve. All serious recommendations will be considered by the Committee.

Members: Mr. McKenzie (Chair), Mr. Ferenbach, Mr. Hutcheson, Mr. Miller and Mr. Azibert--all outside directors except Mr. Miller.

Number of Meetings in 1999: 2

Board Compensation and Relationships

 . Compensation Plan. Effective July 10, 1998, the Board adopted a compensation arrangement for non-management directors of CCIC.

 . Retainer and Fees. Each non-management director of CCIC receives an annual retainer of $15,000 paid quarterly and reimbursement of reasonable incidental expenses.

 . Options. At the first Board meeting of each year, CCIC grants each non-management director an option to purchase 5,000 shares of Common Stock pursuant to the Amended and Restated 1995 Stock Option Plan. The exercise price equals the fair market value of the shares at the date of grant. The options have a 10-year life and are exercisable on the date of grant. In 1999, CCIC granted each non-management director an option to purchase 5,000 shares at a price of $20.9375 per share.

 . Other Compensation. Management directors receive no additional compensation for their service as directors. No other remuneration is paid to directors. Non-management directors do not participate in CCIC's employee benefit plans other than the Amended and Restated 1995 Stock Option Plan.

 . Certain Relationships and Related Transactions. On November 19, 1999, GE
  Capital Structured Finance Group, or SFG, made a $200,000,000 strategic investment in us in exchange for 200,000 shares of our 8 1/4% Cumulative Convertible Redeemable Preferred Stock and warrants to purchase 1,000,000 shares of our common stock. The warrants have an exercise price of $26.875 per share and are exercisable, in whole or in part, at any time for a period of five years following the issue date. The net proceeds of this investment were used to pay a portion of the purchase price for our recent transaction with GTE Wireless. The certificate of designation relating to the preferred stock issued in connection with the strategic investment provides that so long as GE Capital or its permitted transferees hold at least 50% of such preferred stock, GE Capital will have the right to designate one nominee to be a member of the Board of Directors of CCIC. William D. Strittmatter has served as a director of CCIC as the nominee of GE Capital since November 1999 and is also Vice President of GE Capital and Managing Director-- Telecommunications for SFG.

  David L. Ivy, Director and Vice Chairman--Global Mergers and Acquisitions of CCIC, and Edward W. Wallander, President and Chief Operating Officer of Crown Castle USA Inc., are brothers-in-law.

V. Executive Officers of the Company

Set forth below is certain information relating to the current executive officers of the Company. Officers of the Company are elected annually. Biographical information with respect to Messrs Miller, Ivy and Kelly is set forth above under "III. Board of Directors."

Name                          Age                    Position
----                          ---                    --------
Ted B. Miller, Jr. ..........  48 Chairman of the Board, Chief Executive Officer
David L. Ivy.................  53 Vice Chairman of the Board, Global Mergers
                                   and Acquisitions
John P. Kelly................  42 President and Chief Operating Officer
Charles C. Green, III........  53 Executive Vice President, Global Finance
George E. Reese..............  49 Executive Vice President, International
Alan Rees....................  56 Executive Vice President, Technology
E. Blake Hawk................  50 Executive Vice President, General Counsel
W. Benjamin Moreland.........  36 Senior Vice President, Chief Financial Officer
                                   and Treasurer
Edward W. Wallander..........  42 President and Chief Operating Officer,
                                   Crown Castle USA Inc.
Robert E. Giles..............  52 President and Chief Operating Officer,
                                   Crown Castle UK Limited
Peter G. Abery...............  52 Managing Director, Crown Castle Australia

Charles C. Green, III became Executive Vice President of Global Finance of CCIC in April 2000. Prior to that he served as Executive Vice President and Chief Financial Officer of CCIC from September 1997. He has been a director of Crown Castle UK Limited ("CCUK") and each of its wholly owned subsidiaries since August 1998. Mr. Green was the President and Chief Operating Officer of Torch Energy Advisors Incorporated, a major energy asset management and outsourcing company, from 1993 to 1995, and Vice Chairman of the board of directors and Chief Investment Officer from 1995 to 1996. From 1992 to September 1997, he was an officer, and later the Executive Vice President and Chief Financial Officer, of Bellwether Exploration Company, an oil and gas exploration and production company and an affiliate of Torch. From 1982 to 1992, Mr. Green was President, Chief Operating Officer and Chief Financial Officer of Treptow Development Company, a real estate development company. Mr. Green currently serves on the board of directors of Teletouch Communications, Inc. He has been a Chartered Financial Analyst since 1974. Mr. Green is a director and/or officer of each wholly owned subsidiary of CCIC.

George E. Reese was named Executive Vice President--International in May 1999. Mr. Reese was the Chief Financial Officer and Secretary of CCUK and each of its wholly owned subsidiaries from February 1997 to December 1999. He was a director of CCUK and each of its wholly owned subsidiaries until December 1999. Since April 1995, Mr. Reese has served as President of Reese Ventures, Inc., an international investment consulting firm, which he established in 1995. From 1972 to 1995, Mr. Reese was employed by Ernst & Young, L.L.P. where he was named Partner In Charge of the Houston office's energy department and was appointed Managing Partner of the firm's operations in the former Soviet Union. Mr. Reese was a founder of the Council on Foreign Investment in Russia and was a founding member of the American Chamber of Commerce in Russia.

Alan Rees was appointed Executive Vice President--Technology for CCIC in April 2000. Prior to that he served as the Chief Operating Officer of CCUK and each of its wholly owned subsidiaries from February 1997 and as President from December 1999. He was elected as a director of CCUK and each of its wholly owned subsidiaries in May 1997. From 1994 to 1997, Mr. Rees served as the General Manager of Transmission for the broadcast transmission division of the BBC.

E. Blake Hawk has been Executive Vice President and General Counsel since February 1999. Mr. Hawk was an attorney with Brown, Parker & Leahy, LLP in Houston, Texas from 1980 to 1999 and became a partner with the firm in 1986. Mr. Hawk has been a Certified Public Accountant since 1976.

W. Benjamin Moreland was appointed Chief Financial Officer and Treasurer of CCIC in April 2000. Prior to that he served as Senior Vice President and Treasurer of CCIC and its domestic subsidiaries from October 1999. Mr. Moreland joined CCIC following 15 years with Chase Manhattan Bank, primarily in corporate finance and real estate investment banking. He is responsible for all treasury functions, banking relationships and general corporate financing activities for CCIC.

Edward W. Wallander became President and Chief Operating Officer of Crown Castle USA in April 2000. Prior to that he served as Senior Vice President and Chief Information Officer of CCIC from April 1998. From August 1990 to April 1998, Mr. Wallander worked for PNC Bank in various capacities including Senior Vice President and Chief Operating Officer of PNC Brokerage Corp. Prior to PNC Bank, Mr. Wallander was a commercial real estate lender of Mellon Bank, N.A. and a Certified Public Accountant for Ernst & Young, L.L.P.

Robert E. Giles was named President and Chief Operating Officer of CCUK in April 2000. Prior to that he served as Executive Vice President & Chief Commercial Officer for CCUK from December 1999. He serves as member of the board of directors for CCUK and each of its subsidiaries. Mr. Giles has 27 years experience in the commercial real estate, banking, and energy sectors. Prior to joining Crown Castle, Mr. Giles was President of Title Network, Ltd., a real estate services firm that he owned in partnership with Goldman Sachs.

Peter Abery was appointed Managing Director of Crown Castle Australia Limited
(CCAL) and its subsidiary, CCAL Towers PTY in February 2000. Mr. Abery was formerly Managing Director of Vodafone Network in Australia from October 1998. From November 1988 until joining Vodafone, Mr. Abery held various positions with Telstra Corporation including Managing Director of Industry Services for Domestic Wholesale Business and Director of Strategy. Mr. Abery has a Master of Science in Electrical Engineering, an MBA, and he attended the International Senior Manager Program at Harvard Business School.

VI. Stockholders Agreement

On August 21, 1998, we entered into the Stockholders Agreement in connection with (i) the exchange of Common Stock and Class A Common Stock for stock of Crown Castle UK Holdings Limited (formerly known as Castle Transmission Services (Holdings) Ltd) held by stockholders other than TdF and us and (ii) our initial public offering of Common Stock. As of August 21, 1998, stockholders which were parties to the Stockholders Agreement held 66,003,327 shares of Common Stock and 11,340,000 shares of the Class A Common Stock (or approximately 80% of the outstanding stock). As of the record date, the stockholders which are parties to the Stockholders Agreement hold 29,859,898 shares of Common Stock and 11,340,000 shares of the Class A Common Stock (or approximately 25.7% of the outstanding common stock).

Pursuant to the Stockholders Agreement, as amended, directors are designated and nominated as follows:

   . So long as the TdF Group holds at least 5% of our Common Stock, TdF will have the right to nominate one director and will generally have the right to nominate two directors. The current TdF Group directors are Mr. Azibert and Mr. Chetaille, who also are the Class A Common Stock directors.

   . So long as the Miller Group maintains an ownership interest, they will have the right to nominate one director. The current Miller Group director is Mr. Miller.

   . Our Chief Executive Officer will have the right to nominate one director. The current Chief Executive Officer director is Mr. Ivy.

   . So long as the ownership interest of Centennial Group is at least 5%, they will have the right to nominate one director. The current Centennial Group director is Mr. Schutz. As of March 31, 2000, the ownership interest of the Centennial Group was less than 5%.

   . So long as the ownership interest of the Berkshire Group is at least 5%, they will have the right to elect one director. The current director of the Berkshire Group is Mr. Ferenbach. As of March 31, 2000, the ownership interest of the Berkshire Group was less than 5%.

   . So long as the ownership interest of the Nassau Group is not less than the ownership interest of the Nassau Group immediately following our initial public offering, the Nassau Group will have the right to elect one director. The current Nassau Group director is Mr. Hack. As of March 31, 2000, the ownership interest of the Nassau Group was less than the ownership interest of the Nassau Group immediately following our initial public offering.

   . All other directors will be nominated in accordance with our certificate of incorporation and bylaws.

   . In 1999, the Crown Group's right to designate a director was terminated, and Robert Crown resigned as a director. The Crown Group includes Robert
     A. Crown, Barbara Crown and certain entities established by them and their permitted transferees.

We will use our best efforts to solicit from our stockholders eligible to vote in the election of directors proxies in favor of the nominees selected in accordance with the provisions of the Stockholders Agreement (including the inclusion of each director nominee in the management's slate of nominees). Each stockholder which is a party to the Stockholders Agreement will vote its shares in favor of the election of the persons nominated pursuant to the Stockholders Agreement and against the election of any other persons nominated in opposition thereto. The stockholders which are parties to the Stockholders Agreement include the TdF Group, the Berkshire Group, the Centennial Group, the Crown Group, the Candover Group, the Nassau Group, Mr. Miller, Fay Richwhite Communications Limited, PNC Venture Corp., American Home Assurance Company, New York Life Insurance Company, The Northwestern Mutual Life Insurance Company, and Prime VIII, L.P. The Crown Group has ceased to be a party to the Shareholders Agreement other than with respect to matters relating to the Crown Castle name. The Candover Group includes Candover Investments plc, Candover Partners Limited and Candover (Trustees) Limited.

VII. Security Ownership of CCIC

Management Ownership

The table below shows the beneficial ownership as of March 31, 2000 of our capital stock by each of the directors and executive officers of CCIC and all directors and executive officers as a group. This table also gives effect to shares that may be acquired pursuant to options, warrants or convertible stock within 60 days after March 31, 2000 (May 30, 2000).

                                                           Shares Beneficially
                                                                  Owned
                                                          ---------------------
  Executive Officers and Directors(a)     Title of Class    Number   Percent(b)
  -----------------------------------    ---------------- ---------- ----------
Ted B. Miller, Jr. ..................... Common Stock(c)   4,769,465     3.5
David L. Ivy............................ Common Stock(d)   1,628,024     1.2
Charles C. Green, III................... Common Stock(e)   1,254,198       *
John P. Kelly(f)........................ Common Stock(g)     456,423       *
Alan Rees(h)............................ Common Stock(i)     859,322       *
George E. Reese......................... Common Stock(j)   1,230,705       *
W. Benjamin Moreland.................... Common Stock              0       *
Edward W. Wallander(k).................. Common Stock(l)     121,882       *
Robert E. Giles(m)...................... Common Stock              0       *
Michel Azibert(n)....................... Common Stock(o)      65,000       *
Peter G. Abery (p)...................... Common Stock              0       *
E. Blake Hawk........................... Common Stock(q)     195,845       *
Bruno Chetaille(r)...................... Common Stock(s)      15,000       *
Carl Ferenbach(t)....................... Common Stock(u)   5,703,271     4.3
Randall A. Hack(v)...................... Common Stock(w)     262,126       *
Robert F. McKenzie(x)................... Common Stock(y)     207,500       *
J. Landis Martin(z)..................... Common Stock(aa)    106,862       *
Jeffrey H. Schutz(bb)................... Common Stock(cc)    304,616       *
Edward C. Hutcheson, Jr. (dd)........... Common Stock(ee)    111,831       *
William D. Strittmatter(ff)............. Common Stock(gg)      5,000       *
Directors and Executive Officers as a
 group
 (20 persons total)..................... Common Stock(hh) 17,297,070    12.0

---------
 * Less than 1%
(a) Except as otherwise indicated, the address of each person in this table is c/o Crown Castle International Corp., 510 Bering Drive, Suite 500, Houston, TX 77057.
(b) Pursuant to SEC rules, Common Stock percentages are based on the number of outstanding securities, but exclude the 15,597,783 shares of Common Stock held by Crown Atlantic Holding Company LLC.
(c) Includes options for 4,573,811 shares of Common Stock. A trust for the benefit of Mr. Miller's children holds 99,995 shares of Common Stock.

(d) Represents options for 1,628,024 shares of Common Stock.
(e) Represents options for 1,254,198 shares of Common Stock.
(f) Mr. Kelly's principal business address is c/o Crown Castle International Corp., 375 Southpointe Blvd., Canonsburg, PA 15317.
(g) Includes options for 455,413 shares of Common Stock.
(h) Mr. Rees' principal business address is c/o Crown Castle UK Limited, Warwick Technology Park, Heathcote Lane, Warwick CV346TN, United Kingdom.
(i) Represents options for 859,322 shares of Common Stock.
(j) Includes options for 1,050,705 shares of Common Stock.
(k) Mr. Wallander is the President and Chief Operating Officer of Crown Castle USA, Inc. and his principal business address is 375 Southpointe Blvd., Canonsburg, PA 15317.
(l) Includes options for 121,882 shares of Common Stock.
(m) Mr. Giles is the President and Chief Operating Officer of Crown Castle UK Limited, and his principal business address is Warwick Technology Park, Heathcote Lane, Warwick CV346TN, United Kingdom.
(n) Mr. Azibert's principal business address is c/o TeleDiffusion de France International S.A., 10 Rue d'Oradour sur Glane, 75732 Paris 15 France.
(o) Includes options for 15,000 shares of Common Stock.
(p) Mr. Abery's principal business address is c/o Crown Castle Australia, c/- Level 10, 66 Hunter Street, Sydney, Australia NSW 2000.
(q) Represents options for 195,845 shares of Common Stock.
(r) Mr. Chetaille's principal business address is c/o TeleDiffusion de France S.A., 10 Rue d'Oradour sur Glane, 75732 Paris 15 France.
(s) Represents options for 15,000 shares of Common Stock.
(t) Mr. Ferenbach's principal business address is c/o Berkshire Partners LLC, One Boston Place, Suite 3300, Boston, MA 02108.
(u) Includes options for 35,000 shares of Common Stock, 5,598,271 shares of Common Stock beneficially owned by members of the Berkshire Group and warrants for 70,000 shares of Common Stock held by the Berkshire Group. Mr. Ferenbach disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.
(v) Mr. Hack's principal business address is c/o Nassau Capital LLC, 22 Chambers St., Princeton, NJ 08542.
(w) Includes options for 35,000 shares of Common Stock, 177,126 shares of Common Stock beneficially owned by members of the Nassau Group and warrants for 50,000 shares of Common Stock held by the Nassau Group. Mr. Hack disclaims beneficial ownership of such shares.

(x) Mr. McKenzie's principal business address is P. O. Box 1133, 1496 Bruce Creek Road, Eagle, CO 81631.
(y) Includes options for 114,375 shares of Common Stock.
(z) Mr. Martin's principal business address is c/o Timet Corporation, 1999 Broadway, Suite 4300, Denver, CO 80202.
(aa) Includes options for 5,000 shares of Common Stock and warrants for 8,000 shares of Common Stock. A trust for the benefit of Mr. Martin's children holds 5,000 shares of Common Stock.
(bb) Mr. Schutz's principal business address is c/o The Centennial Funds, 1428 Fifteenth Street, Denver, CO 80202-1318. Mr. Schutz is a general partner of each of Centennial Holdings IV (which is the general partner of Centennial Fund IV) and Centennial Holdings V (which is the general partner of Centennial Fund V and Centennial Entrepreneurs Fund V). However, neither Mr. Schutz nor any other general partner of either Holdings IV or Holdings V, acting alone, has voting or investment power of those securities directly beneficially held by Centennial Fund IV, Centennial Fund V and Centennial Entrepreneurs Fund V, and, as a result, Mr. Schutz disclaims beneficial ownership of the Company's securities directly beneficially owned by such funds, except to the extent of his pecuniary interest therein.
(cc) Includes options for 35,000 shares of Common Stock and 217,285 shares of Common Stock beneficially owned by members of the Centennial Group. Mr. Schutz disclaims beneficial ownership of such shares.
(dd) Mr. Hutcheson's principal business address is c/o Pinnacle Global Group, Inc., 5599 San Felipe, Suite 555, Houston, Texas 77056.
(ee) Includes options for 10,000 shares of Common Stock. A trust for the benefit of Mr. Hutcheson's children holds 10,000 shares of Common Stock.
(ff) William D. Strittmatter's principal business address is c/o GE Capital, 120 Long Ridge Road, Stamford, CT 06927.
(gg) Includes options for 5,000 shares of Common Stock.
(hh) Includes options for 10,408,575 shares of Common Stock and warrants for 128,000 shares of Common stock.

Other Security Ownership

The following is a tabulation as of March 31, 2000 of those stockholders of CCIC who own beneficially in excess of 5% of each class of CCIC voting securities.

                                                          Shares Beneficially
                                                                 Owned
                                                         ---------------------
       Beneficial Owner              Title of Class        Number   Percent(b)
       ----------------         ------------------------ ---------- ----------
BellSouth Corporation(b)....... Common Stock              8,170,712     6.1

Crown Atlantic Holding Company
 LLC(c)........................ Common Stock             15,597,783    10.5

General Electric Capital
 Corporation(d)................ 8 1/4% Cumulative
                                Convertible Redeemable
                                Preferred Stock             200,000   100.0
                                Common Stock              8,441,860     6.0

Janus Capital Corporation(e)... Common Stock              9,840,165     7.4

Transmission Future Networks
 B.V.(f)....................... Class A Common Stock     11,340,000   100.0
                                Common Stock             25,212,396    17.4

---------
(a) Pursuant to SEC rules, Common Stock percentages are based on the number of outstanding securities, but exclude the 15,597,783 shares of Common Stock held by Crown Atlantic Holding Company LLC unless otherwise indicated.
(b) Based on a Schedule 13G filed on February 15, 2000, BellSouth Corporation reports sole voting and dispositive power with respect to all such shares. Percentage ownership shown is calculated based on the number of shares of Common Stock outstanding as of March 31, 2000, rather than February 15, 2000.
(c) Crown Atlantic Holding Company LLC is a joint venture 61.5% owned by our subsidiary, CCA Investment Corp. and 38.5% owned by Bell Atlantic Mobile and certain of its affiliates. The principal business address of Crown Atlantic Holding Company LLC is 375 Southpointe Blvd., Canonsburg, PA 15317. The Common Stock held by Crown Atlantic Holding Company LLC cannot be voted and is not counted for quorum purposes pursuant to Delaware law so long as it is held by the venture. For purposes of this percentage ownership calculation, shares held by Crown Atlantic Holding Company LLC are included in the number of shares of Common Stock outstanding.
(d) The aggregate Preferred Stock number represents all outstanding 8 % Cumulative Convertible Redeemable Preferred Stock. Such shares of Preferred Stock vote with the Common Stock in proportion to the number of shares of Common Stock into which they are convertible. The aggregate Common Stock number includes warrants for 1,000,000 shares of Common Stock and 7,441,860 shares of Common Stock issuable upon conversion of the 8 1/4% Cumulative Convertible Redeemable Preferred Stock.
(e) Based on a Schedule 13G filed on February 15, 2000, Janus Capital Corporation reports sole voting and dispositive power with respect to all such shares as a result of acting as investment advisor to various investment companies. The Schedule 13G states that Janus Capital does not have the right to receive dividends from, or the proceeds from the sale of, such shares and disclaims any ownership associated with such rights. The
    Schedule 13G also indicates that Thomas H. Bailey, president and chairman of the board and 12.2% equity owner of Janus Capital, may be deemed to have the power to exercise or direct the voting and/or dispositive power that Janus Capital may have over such shares. Mr. Bailey specifically disclaims beneficial ownership over such shares in the Schedule 13G. Percentage ownership shown is calculated based on the number of shares of Common Stock outstanding as of March 31, 2000, rather than February 15, 2000.
(f) The aggregate Common Stock number includes 11,340,000 shares of Common Stock issuable upon conversion of the outstanding Class A Common Stock into shares of Common Stock. Transmission Future Networks B.V. is an affiliate of TeleDiffusion de France International S.A. TdF retains ownership of 20% of the shares of capital stock of CCUK. Pursuant to a share exchange agreement and subject to certain conditions, TdF has the right to exchange its shares of capital stock of CCUK for 17,443,500 shares of our Class A Common Stock (which is convertible into 17,443,500 shares of Common Stock). Without taking into account the exchange of the CCUK capital stock or any conversions of Class A Common Stock (13,872,396 shares), TFN currently has approximately 10.4% of the outstanding shares of Common Stock. Assuming the exchange of the CCUK capital stock and the conversion of all Class A Common Stock into Common Stock, TdF and TFN combined would have approximately 26.3% of the voting power of Common Stock. The principal business address of TFN is c/o TeleDiffusion de France International S.A., 10 Rue d'Oradour sur Glane, 75732 Paris 15 France.

VIII. Executive Compensation

Summary Compensation Table

The following table sets forth the cash and non-cash compensation paid by or incurred on behalf of CCIC to its Chief Executive Officer and the next four most highly paid executive officers for 1997, 1998 and 1999.

                                                     Number of
                                                     Securities
   Name and Principal          Salary      Bonus     Underlying      All Other
        Position         Year   ($)         ($)    Options (#)(a) Compensation ($)
   ------------------    ---- --------    -------- -------------- ----------------
Ted B. Miller, Jr....... 1999 $325,000    $325,000     595,219          $--
 Chief Executive Officer 1998  325,000     300,000   3,013,000           --
 and Chairman of         1997  281,575     626,250     625,000           --
 the Board

David L. Ivy............ 1999 $225,000    $168,750     299,892          $--
 Vice Chairman--Global   1998  225,000     150,000   1,455,000           --
 Mergers and
 Acquisitions            1997  200,000     300,000     250,000           --
 and Director

Charles C. Green III.... 1999 $235,000    $176,250     299,892          $--
 Executive Vice
  President              1998  235,000      56,250     940,000           --
 of Global Finance       1997   75,000(b)       --     250,000           --

John P. Kelly........... 1999 $235,000    $176,250     423,431          $--
 President and Chief     1998  117,500(c)   73,462     500,000           --
 Operating Officer       1997       --          --          --           --

George E. Reese......... 1999 $250,000    $186,500     251,627          $--
 Executive Vice
  President              1998  250,000     187,500   1,205,000           --
 --International         1997  208,555(d)  178,875          --           --

---------
(a) All awards are for options to purchase the number of shares of Common Stock indicated.
(b) Mr. Green began working for CCIC on September 1, 1997, at an annual salary of $225,000.
(c) Mr. Kelly began working for Crown Communication Inc. on July 6, 1998, at an annual salary of $235,000.
(d) Mr. Reese began working for CCUK on February 28, 1997 at an annual salary of $250,000.

Option Grants in 1999

                                                                       Potential Realizable
                                                                         Value at Assumed
                                                                       Annual Rates of Stock
                                                                        Price Appreciation
                                       Individual Grants                for Option Term(a)
                          -------------------------------------------- ---------------------
                           Number of   % of Total
                          Securities    Options    Exercise
                          Underlying   Granted to  or Base
                            Options   Employees in  Price   Expiration
          Name            Granted (#) Fiscal Year   ($/Sh)     Date      5% ($)    10% ($)
          ----            ----------- ------------ -------- ---------- ---------- ----------
Ted B Miller, Jr........    100,000       2.1%     $20.9375  1/14/09   $1,316,748 $3,336,898
                            209,472       4.5       18.1250   3/4/09    2,387,712  6,050,930
                             42,253       0.9       18.5625  3/14/09      493,255  1,250,006
                            129,239       2.8       18.8750   6/1/09    1,534,117  3,887,753
                             55,159       1.2       19.9370   6/2/09      691,599  1,752,647
                             59,096       1.3       20.0630  7/30/09      745,645  1,889,610

David L. Ivy............     75,000       1.6%     $20.9375  1/14/09   $  987,561 $2,502,674
                             94,600       2.0       18.1250   3/4/09    1,078,318  2,732,671
                             18,486       0.4       18.5625  3/14/09      215,803    546,887
                             58,366       1.3       18.8750   6/1/09      692,827  1,755,760
                             24,911       0.5       19.9370   6/2/09      312,341    791,533
                             28,529       0.6       20.0630  7/30/09      359,965    912,222

Charles C. Green, III...     75,000       1.6%     $20.9375  1/14/09   $  987,561 $2,502,674
                             94,600       2.0       18.1250   3/4/09    1,078,318  2,732,671
                             18,486       0.4       18.5625  3/14/09      215,803    546,887
                             58,366       1.3       18.8750   6/1/09      692,827  1,755,760
                             24,911       0.5       19.9370   6/2/09      312,341    791,533
                             28,529       0.6       20.0630  7/30/09      359,965    912,222

John P. Kelly...........     32,500       0.7%     $20.9375  1/14/09   $  427,943 $1,084,492
                             30,407       0.7       18.1250   3/4/09      346,601    878,354
                             14,524       0.3       18.5625  3/14/09      169,551    429,676
                             45,859       1.0       18.8750   6/1/09      544,364  1,379,525
                             19,573       0.4       19.9370   6/2/09      245,412    621,921
                             50,000       1.1       21.0630  7/31/09      662,320  1,678,450
                             30,568       0.7       20.0630  7/30/09      385,692    977,420
                            200,000       4.3       15.5000  9/30/09    1,949,573  4,940,602

George E. Reese.........     75,000       1.6%     $20.9375  1/14/09   $  987,561 $2,502,674
                             81,086       1.7       18.1250   3/4/09      924,276  2,342,297
                             15,845       0.3       18.5625  3/14/09      184,972    468,756
                             45,859       1.0       18.8750   6/1/09      544,364  1,379,525
                             19,573       0.4       19.9370   6/2/09      245,412    621,921
                             14,264       0.3       20.0630  7/30/09      179,976    456,095

---------
(a) The potential realizable value assumes a per-share market price at the time of the grant to be approximately equal to the exercise price with an assumed rate of appreciation of 5% and 10%, respectively, compounded annually for 10 years.

Aggregated Option Exercises in 1999 And Year-End Option Values

The following table details the December 31, 1999 year end estimated value of each named executive officer's unexercised stock options. All unexercised options are to purchase the number of shares of Common Stock indicated.

                                                    Number of
                                                   Securities
                                                   Underlying
                           Shares                  Unexercised    Value of Unexercised
                          Acquired                 Options at     In-the-Money Options
                             on                   Year-End (#)      at Year-End ($)
                          Exercise    Value     Exercisable (E)/    Exercisable (E)/
          Name              (#)    Realized ($) Unexercisable (U) Unexercisable (U)(a)
          ----            -------- ------------ ----------------- --------------------
Ted B. Miller, Jr.......       --          --      4,068,073(E)      $101,852,733(E)
                                                     510,146(U)         7,490,867(U)
David L. Ivy............       --          --      1,894,964(E)        46,352,732(E)
                                                     284,928(U)         4,314,029(U)
Charles C. Green, III...       --          --     1,264,964 (E)        28,294,982(E)
                                                     224,928(U)         2,836,529(U)
John P. Kelly...........       --          --        320,142(E)         6,961,102(E)
                                                     603,289(U)         9,540,046(U)
George E. Reese.........  175,000   3,008,250      1,088,876(E)        26,925,452(E)
                                                     192,751(U)         2,417,952(U)

---------
(a) The estimated value of exercisable in-the-money stock options held at the end of 1999 assumes a per-share fair market value of $32.125 and per-share exercise prices ranging from $0.40 to $21.063 as applicable.

Termination and Change of Control Arrangements

 . Severance Agreements. Under severance agreements entered into with certain executive officers, CCIC is required to provide severance benefits to these executive officers if they are terminated without cause (as defined in the severance agreements) or they terminate their employment with good reason (as defined in the severance agreements) (collectively, a "qualifying termination"). The severance agreements provide for enhanced severance benefits if the executive officers incur a qualifying termination within the two-year period following a change in control (as defined in the severance agreements). Upon a qualifying termination that does not occur during the change in control period, an eligible executive officer is entitled to:

  (1) a lump sum payment equal to two times the sum of his base salary and annual bonus,

  (2) continued coverage under specified welfare benefit programs for two years, and

  (3) immediate vesting of any outstanding options and restricted stock awards.

 Upon a qualifying termination during the change in control period, an eligible executive officer is entitled to:

  (1) receive a lump sum payment equal to three times the sum of his base salary and annual bonus,

  (2) continued coverage under specified welfare benefit programs for three years, and

  (3) immediate vesting of any outstanding options and restricted stock awards.

 . Stock Options. All unvested stock options granted to executive officers vest upon a change in control. The accelerated vesting provisions relating to a change in control are contained in the individual stock option agreements.

Report of the Compensation Committee on Executive Compensation

 . Goals. CCIC's executive officer compensation program is designed to align total executive officer compensation with stockholder interests. The program:

  . attracts, incents and rewards executive officers for sound business management and improvement in stockholder value

  . balances its components so that the accomplishment of short- and long-term operating and strategic objectives are encouraged and recognized

  . requires achieving objectives within a "high-performance" team environment

  . attracts, motivates and retains executive officers necessary for the long-term success of CCIC

 . Compensation Program. CCIC's compensation program is designed to attract and retain skilled individuals who are seasoned industry professionals. CCIC is competing against well-funded and established telecommunications companies for its talent. Published studies show that over 95% of major U.S. corporations pay bonuses and grant some form of stock-based awards to company executives. All of the companies used by the Compensation Committee as the "peer group" for evaluating our executive officer compensation offer base salary, stock options and bonuses. Our salaries are at market levels. Importantly, we have emphasized the stock incentive portion in our efforts to attract and retain qualified executive officers.

 As a recently public company, the equity-based component of incentive plans have become a critical element in being able to attract the talent we need to continue our successful acquisitions and growth plans and the long-term objectives are promoted by executive management and approved by the Board.

 We believe that using stock options and performance-based bonuses match executive officers' interests with those of the stockholders. The market price of our stock must increase in order for an executive officer to receive the value of a stock option. Therefore, our operating goals and individual incentives will be targeted towards those activities that increase stockholder value. If CCIC does not perform, the options are of less value and performance-based bonuses are not paid.

 . Salaries. The annual salaries for executive officers for the following fiscal year are recommended by the Compensation Committee and approved by the Board. Recommendations for annual salaries for the executive officers other than the Chief Executive Officer are made by the Chief Executive Officer to the Compensation Committee, based on his first hand knowledge of the contribution of each executive officer to his or her respective area of concentration and responsibility. There is no precise test or formula by which the recommended salary is related to performance. Rather than follow such a rigid standard, the Committee believes that CCIC's interests are best served by having a flexible compensation policy that gives the Committee the leeway to fix compensation after considering the factors enumerated above and evaluating each situation as required.

 . Incentive Compensation. We have compensation arrangements for executive officers that include annual cash bonuses for the achievement of certain performance targets such as the improvement of earnings before interest, taxes, depreciation and amortization. Achieving high standards of business performance are rewarded financially, and significant compensation is at risk if these high standards are not met. For executive officers, target cash bonuses approximate 50 to 100 percent of base salary.

 . Stock Options. Executive officers are granted discretionary annual incentive stock options pursuant to the Amended and Restated 1995 Stock Option Plan.
   As in the case of salaries, the Compensation Committee does not use a precise test or formula of corporate performance in determining either the timing or number of shares subject to options to be granted.

 We have a discretionary strategic acquisition option bonus pool of up to 1.29% of the purchase price or deal value for major acquisitions, mergers, new business initiatives and similar transactions that are consistent with our mission statement and long-term business plans. The options are part of the Amended and Restated 1995 Stock Option Plan and subject to review by the Compensation Committee. We contemplate that the options will generally be:

  .  granted subject to close of the applicable transaction

  . priced at the fair market value at the close of business one day prior to the public announcement of the applicable transaction

  . vested at the closing of the applicable transaction as to 33 1/3% of the option shares

  . vested as to the remaining options over five years with accelerated vesting, in trauches, if certain price performance criteria for the Common Stock is obtained

In summary, the Company has an appropriate and competitive compensation program, which is designed to increase stockholder value and attract and retain qualified executives.

                                              J. Landis Martin, Chairman
                                              Carl Ferenbach
                                              Robert F. McKenzie
                                              Compensation Committee

Stockholder Return Performance Presentation

The following chart compares the yearly percentage change in the cumulative shareholder return on CCIC's Common Stock against the cumulative total return of the NASDAQ Market Index and SIC Code Index (Communications Services, NEC) for the period commencing August 18, 1998 and ended December 31, 1999.



                      COMPARISON OF CUMULATIVE TOTAL RETURN
                      OF ONE OR MORE COMPANIES, PEER GROUPS,
                     INDUSTRIAL INDEXES AND/OR BROAD MARKETS

                        PERFORMANCE GRAPH APPEARS HERE

                                             COMMUNICATIONS      NASDAQ
                                 CROWN         SERVICES,         MARKET
Fiscal Year Ending               CASTLE           NEC            INDEX
---------------------        -------------   --------------    ----------
Measurement Pt-12/31/1999    $247.12           $163.13      $260.55
FYE 12/31/1998               $180.77           $115.81      $147.73
FYE 08/18/1998               $100.00           $100.00      $100.00

IX. Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires CCIC's directors and executive officers, and persons who own more than 10% of a registered class of CCIC's equity securities, to file with the SEC and the NASDAQ reports of ownership and changes in ownership of Common Stock and other equity securities of CCIC. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based on the review of copies of such reports furnished to us and written representations that no other reports were required, we believe that, during the 1999 fiscal year, all Section 16(a) filing requirements applicable to CCIC's executive officers, directors and greater than 10% beneficial owners were complied with except for (i) Bruno Chetaille failed to file either a Form 4 or Form 5 for the 5,000 stock options granted in January 1999 and (ii) potential filings by certain stockholders which may be deemed to be a 10% beneficial owner as a result of the Stockholders Agreement. Such stockholders are potentially members of a group for Section 16(a) reporting purposes and inadvertently failed to timely file Form 4 reports representing such ownership which potentially should have been filed at the time of their disposition of CCIC Common Stock during 1999. The potential group of beneficial owners which may have failed to timely file a Form 4 consists of New York Life Insurance Company, American Home Assurance Company, PNC Venture Corp., Harvard Private Capital Holdings, Inc., Fay Richwhite Communications Limited, Prime VIII, L.P., The Northwestern Mutual Life Insurance Company, and certain of their affiliates. The delinquent Form 4 reports involve an aggregate of 5,604,857 shares of Common Stock, and each of the delinquent stockholders holds an economic interest which is significantly less than 5% and is not entitled to designate a director under the Stockholders Agreement.

Stockholders Proposals for 2001 Annual Meeting

Stockholders wishing to have a proposal included in the Board's 2001 proxy statement must submit the proposal so that the secretary of CCIC receives it no later than December 26, 2000. Stockholders may make nominations for directors and introduce proposals or other business to be considered at the 2001 Annual Meeting provided such nominations and proposals are in accordance with CCIC's bylaws and involve proper matters for stockholder action. Such Stockholder nominations and proposals and other business for the 2001 Annual Meeting must be received not less than 90 days (February 23, 2001) nor more than 120 days (January 24, 2001) before May 23, 2001 at CCIC's principal executive offices, 510 Bering, Suite 500, Houston, TX 77057; Attn: Corporate Secretary. The Board has determined that the Annual Meeting date for 2001 will be Wednesday, May 23, 2001. If the 2001 Annual Meeting is advanced by more than 30 days, or delayed by more than 90 days, from May 23, 2001, the nomination or proposal must be delivered not earlier than the 120th day prior to the 2001 Annual Meeting and not later than the later of the 90th day prior to the 2001 Annual Meeting or the 10th day following a change announcement of the 2001 Annual Meeting date. The notice of nominations for the election of directors must set forth certain information concerning the stockholder giving the notice and each nominee. A copy of the applicable bylaw provision may be obtained, without charge, upon written request to the Corporate Secretary.

The 2001 Annual Meeting is scheduled for Wednesday, May 23, 2001.

Expenses Relating to this Proxy Solicitation

CCIC will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, CCIC officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity. CCIC also expects to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of CCIC stock and obtaining the proxies of those owners. CCIC has retained ChaseMellon Shareholder Services of New York, NY to assist in the solicitation of proxies. CCIC will pay the cost of such assistance, which is estimated to be $10,000, plus reimbursement for out-of-pocket fees and expenses.

The Board invites you to attend the Annual Meeting in person. If you are unable to do so, please sign, date and return the enclosed proxy promptly in the enclosed envelope, so that your shares will be represented at the meeting.

                                               By Order of the Board of
                                                Directors,
                                               /s/ Kathy Glass Broussard
                                               Kathy Glass Broussard
                                               Corporate Secretary

      Principal Executive Offices                      Notice of
    Crown Castle International Corp.         Annual Meeting of Stockholders
         510 Bering, Suite 500                        May 24, 2000
           Houston, TX 77057                      and Proxy Statement

                              [Crown Castle Logo]

                                                                                                                  Please mark
                                                                                                                  your vote as  [X]
                                                                                                                  indicated in
                                                                                                                  the example
                                    FOR all nominees listed         WITHHOLD
1 PROPOSAL TO ELECT THREE (3)         (except as marked             AUTHORITY
  DIRECTORS OF THE COMPANY TO          to the contrary)       to vote for all nominees
  SERVE FOR A TERM OF THREE                                          listed
  YEARS OR UNTIL THEIR RESPECTIVE
  SUCCESSORS ARE ELECTED AND                [_]                        [_]
  QUALIFIED

01 David L. Ivy, 02 William D. Strittmatter, 03 John P. Kelly

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

____________________________________________

                                         FOR     AGAINST    ABSTAIN
2 Election of KPMG as auditor            [_]       [_]        [_]

3 IN THEIR DISCRETION, THE PROXIES ARE   [_]       [_]        [_]
  AUTHORIZED TO VOTE UPON SUCH OTHER
  BUSINESS AS MAY PROPERLY COME BEFORE
  THE MEETING.

"By checking the box to the right, I consent to future access of the Annual Report,      [_]
Proxy Statement, prospectuses and other communications electronically via the Internet.
I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke any consent at any time by contacting the Company's transfer agent, ChaseMellon Shareholder
Services, Ridgefield Park, NJ and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility."
                                                                                          WILL
                                                                                         ATTEND
If you plan to attend the Annual Meeting, please mark the WILL ATTEND box                 [_]

Dated ______________________________________________________2000

________________________________________________________________
Signature

________________________________________________________________
Signature if held jointly

Please sign this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE

                                                     . FOLD AND DETACH HERE .

                                                         VOTE BY TELEPHONE
                                                 QUICK . . . EASY . . . IMMEDIATE

                                    YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF TWO WAYS:
1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day-7 days a week
                             There is NO CHARGE to you for this call. - Have your proxy card in hand.
       You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form

OPTION 1:      To vote as the Board of Directors recommends on ALL proposals, press 1

                                             When asked, please confirm by Pressing 1.

OPTION 2:      If you choose to vote on each Proposal separately, press 0. You will hear these instructions
                       Proposal 1 - To vote FOR ALL nominees, press 1, to WITHHOLD FOR ALL nominees, press 9
                           To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions

                              Proposal 2 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                                             When asked, please confirm by Pressing 1.
                                    The instructions are the same for all remaining proposals.
                                                                or
2. TO VOTE BY PROXY: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

                          NOTE: If you vote by telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card.

                                                       THANK YOU FOR VOTING.

                       Crown Castle International Corp.
                          510 Bering Drive, Suite 500
                               Houston, TX 77057

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Ted B. Miller, Jr. and E. Blake Hawk, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated hereon, all of the shares of the common stock of Crown Castle International Corp. (the "Company"), held of record by the undersigned on March 27, 2000, at the Annual Meeting of Stockholders of the Company to be held on May 24, 2000, and any adjournment(s) thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

                   (To Be Dated And Signed On Reverse Side)

                           . FOLD AND DETACH HERE .

                       VIEW FUTURE PROXY STATEMENTS AND
                        ANNUAL REPORTS ON THE INTERNET

You may elect to view all future proxy statements and annual reports on the Internet instead of receiving them by U.S. mail each year. If you choose online access to the proxy statement and annual report you will continue to receive a proxy card in the mail to use to vote your shares. Future proxy cards will contain the website access address and other information needed to view the proxy material and to submit your vote online.

To make this election, simply mark the box where indicated on your proxy card if you are voting by mail. Alternatively, if you vote by telephone or on the Internet, you may make the election when prompted during the voting process. See other side for instructions.

If you elect to view the proxy material online and then change your mind, you may revoke the election by contacting our transfer agent:

                                        ChaseMellon Shareholder Services LLC
                                        85 Challenger Road
                                        Ridgefield Park, NJ 07660
                                        1-800-635-9270
                                        www.chasemellon.com

                             THANK YOU FOR VOTING

               See other side for information on voting options.